PROSPECTUS

JANUARY 29, 2002
(AS SUPPLEMENTED JUNE 14, 2002)

GE INSTITUTIONAL FUNDS

SMALL-CAP VALUE EQUITY FUND
STRATEGIC INVESTMENT FUND

[GRAPHIC]

LIKE ALL MUTUAL FUNDS, THE FUNDS' SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] GE

WE BRING GOOD THINGS TO LIFE.

GE INSTITUTIONAL FUNDS
SMALL-CAP VALUE EQUITY FUND
STRATEGIC INVESTMENT FUND
PROSPECTUS

CONTENTS

SMALL-CAP VALUE EQUITY FUND            2
The Strategy                           2
The Risks                              2
Fund Performance                       3

STRATEGIC INVESTMENT FUND              4
The Strategy                           4
The Risks                              4
Fund Performance                       5

FUND EXPENSES                          6

MORE ON STRATEGIES AND RISKS           8
Important Definitions                  8
More on Investment Strategies         11
More on Risks                         14
Other Risk Considerations             17

ABOUT THE INVESTMENT ADVISER          18
Investment Adviser
  and Administrator                   18
About the Funds' Portfolio Managers   19
About the Sub-Adviser                 20

HOW TO INVEST                         21

DIVIDENDS, CAPITAL GAINS AND
  OTHER TAX INFORMATION               22

CALCULATING SHARE VALUE               23

APPENDIX: FINANCIAL HIGHLIGHTS        24

Additional information regarding the Small-Cap Value Equity Fund and Strategic Investment Fund (each a "Fund" and together the "Funds") is contained in the Statement of Additional Information dated January 29, 2002 (as supplemented June 14, 2002), which is incorporated by reference into (legally forms a part of) this Prospectus.

SMALL-CAP VALUE EQUITY FUND

INVESTMENT OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.

THE STRATEGY

The Small-Cap Value Equity Fund invests primarily in EQUITY SECURITIES of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000(R) Index ("Russell 2000 Index"). As of December 31, 2001, the market capitalization of companies in the Russell 2000 Index ranged from $4.1 million to $2.3 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:
- high quality management
- attractive products or services
- appropriate capital structure
- strong competitive positions in their industries
- management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund's small-cap range, DEBT SECURITIES and FOREIGN SECURITIES. The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK and STYLE RISK (VALUE INVESTING RISK and SMALL-CAP COMPANY RISK). To the extent that the portfolio managers invest in FOREIGN SECURITIES, DEBT SECURITIES or initial public offerings of EQUITY SECURITIES, the Fund would be subject to FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and INITIAL PUBLIC OFFERINGS RISK.

An investment in the Small-Cap Value Equity Fund is not a deposit of any bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Small-Cap Value Equity Fund is subject to risk, including possible loss of principal invested.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD type, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the period presented in the bar chart, the Fund's highest return for a quarter was 22.66% for the quarter ended June 30, 1999. The Fund's lowest return for a quarter was -15.86% for the quarter ended March 31, 1999.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the RUSSELL 2000 INDEX. The table reflects the impact of the Fund's expenses and assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS
INVESTMENT CLASS SHARES

1999             17%
2000             16%
2001             13%

AVERAGE ANNUAL TOTAL RETURNS
INVESTMENT CLASS SHARES
(AS OF DECEMBER 31, 2001)

                                                         SINCE
                                 1 YEAR                INCEPTION*
                                 ------                ----------
Small-Cap Value Equity Fund      12.81%                  14.37%
Russell 2000 Index                2.55%                   5.99%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of investment operations): August 3, 1998:
Russell 2000 Index returns are not available from the Fund's Inception date and therefore are calculated from the month end nearest the Fund's Inception date.

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

STRATEGIC INVESTMENT FUND

INVESTMENT OBJECTIVE: MAXIMUM TOTAL RETURN.

THE STRATEGY

The Strategic Investment Fund invests primarily in a combination of EQUITY SECURITIES and INVESTMENT-GRADE DEBT SECURITIES. The portfolio managers follow an asset allocation process established by GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. EQUITY SECURITIES, DEBT SECURITIES and FOREIGN SECURITIES based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify EQUITY SECURITIES of companies with characteristics such as:
- strong earnings growth
- attractive prices
- a presence in successful industries
- high quality management

The portfolio managers seek to identify DEBT SECURITIES with characteristics such as:
- attractive yields and prices
- the potential for capital appreciation
- reasonable credit quality

The portion of the Fund invested in DEBT SECURITIES normally has a WEIGHTED AVERAGE MATURITY of approximately five to ten years but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers may use VARIOUS INVESTMENT TECHNIQUES to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

THE RISKS

The principal risks of investing in the Fund are STOCK MARKET RISK, FOREIGN EXPOSURE RISK, INTEREST RATE RISK, CREDIT RISK and PREPAYMENT RISK. To the extent the portfolio managers invest in HIGH YIELD SECURITIES, the Fund would be subject to HIGH YIELD SECURITIES RISK. Certain portfolio securities are DERIVATIVE SECURITIES that carry DERIVATIVE SECURITIES RISK.

An investment in the Strategic Investment Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Strategic Investment Fund is subject to risk, including possible loss of principal invested.

If you would like additional information regarding the Fund's investment strategies and risks, including a description of the terms in BOLD type, please refer to "More on Strategies and Risks" later in this Prospectus.

FUND PERFORMANCE

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance.

The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund's highest return for a quarter was 7.57% for the quarter ended December 31, 2001. The Fund's lowest return for a quarter was -6.51% for the quarter ended September 30, 2001.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX (S&P 500 INDEX) and the return of THE LEHMAN BROTHERS AGGREGATE BOND INDEX (LB AGGREGATE BOND INDEX). The table reflects the impact of the Fund's expenses and assumes that you sold your shares at the end of each period.

[CHART]

CALENDAR YEAR TOTAL RETURNS
INVESTMENT CLASS SHARES

2000              5%
2001             -3%

AVERAGE ANNUAL TOTAL RETURNS
INVESTMENT CLASS SHARES
(AS OF DECEMBER 31, 2001)

                                                         SINCE
                                 1 YEAR                INCEPTION*
                                 ------                ----------
Strategic Investment Fund        -3.02%                   3.87%
S&P 500 Index                   -11.91%                  -6.51%
LB Aggregate Bond Index           8.44%                   8.97%

Both the bar chart and table assume reinvestment of dividends and distributions. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of investment operations): October 29, 1999; S&P 500 Index and LB Aggregate Bond Index returns are not available from the Fund's Inception date and therefore are calculated from the month end nearest the Fund's Inception date.

ALL MUTUAL FUNDS USE A STANDARD FORMULA TO CALCULATE TOTAL RETURN. TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

FUND EXPENSES

SHAREHOLDER FEES

THE FUNDS IMPOSE NO SALES CHARGE (LOAD) ON PURCHASES OR REINVESTED DIVIDENDS, CONTINGENT DEFERRED SALES CHARGE, REDEMPTION FEE OR EXCHANGE FEE.

The following table shows what it would cost you to invest in Investment Class shares of a Fund. Annual fund operating expenses come out of a Fund's assets and are reflected in the Fund's share price and dividends.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                         SMALL-CAP VALUE         STRATEGIC INVESTMENT
                                           EQUITY FUND                   FUND
--------------------------------------------------------------------------------------
MANAGEMENT FEES*                             .70%*                       .45%*
DISTRIBUTION AND SERVICE (12b-1) FEES         None                        None
OTHER EXPENSES**                              None                        None
TOTAL ANNUAL FUND OPERATING EXPENSES          .70%                       .45%

* The management fee shown is the maximum payable by the Fund; this fee declines incrementally as the Fund's assets increase as described under "About the Investment Adviser." The management fee is intended to be a "unitary" fee that includes all operating expenses payable by a Fund, except for fees and costs associated with the GE Institutional Funds' independent Trustees, shareholder servicing and distribution fees, brokerage fees, and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). The nature of the services provided to, and the management fee paid by, each Fund are described in more detail under "About the Investment Adviser".

** "Other Expenses" include fees beyond those borne by GE Asset Management pursuant to each Fund's Advisory and Administration Agreement. These expenses include fees and costs associated with the GE Institutional Funds' independent Trustees, brokerage fees and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). This amount is less than .01%; therefore "Other Expenses"are reflected as "None."

THE IMPACT OF FUND EXPENSES

This example is intended to help you compare the cost of investing in Investment Class shares of a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund's operating expenses remain the same. This example also assumes the maximum advisory and administration fee payable by a Fund. This fee declines incrementally as the Fund's assets increase.

EXAMPLE                                       YOU WOULD PAY THE FOLLOWING
                                        EXPENSES ON A $10,000 INVESTMENT:

                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND         $  72    $   224   $   390    $   871
STRATEGIC INVESTMENT FUND           $  46    $   144   $   252    $   567

                          MORE ON STRATEGIES AND RISKS

IMPORTANT DEFINITIONS

THIS SECTION DEFINES IMPORTANT TERMS THAT MAY BE UNFAMILIAR TO AN INVESTOR READING ABOUT THE FUNDS:

ASSET-BACKED SECURITIES represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

BANK DEPOSITS are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

CASH AND CASH EQUIVALENTS are highly liquid and highly rated instruments such as COMMERCIAL PAPER and BANK DEPOSITS.

COMMERCIAL PAPER includes short-term DEBT SECURITIES issued by banks, corporations and other borrowers.

CONVERTIBLE SECURITIES may be DEBT OR EQUITY SECURITIES that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

DEBT OBLIGATIONS OF SUPRANATIONAL AGENCIES are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

DEBT SECURITIES are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

DEPOSITARY RECEIPTS represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

DERIVATIVE SECURITIES are securities whose values are based on other securities, currencies or indices and include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only DEBT SECURITIES, certain MORTGAGE-BACKED SECURITIES like collateralized mortgage obligations (CMOs), and STRUCTURED AND INDEXED SECURITIES.

EQUITY SECURITIES may include common stocks, PREFERRED SECURITIES, DEPOSITARY RECEIPTS, CONVERTIBLE SECURITIES, and RIGHTS and WARRANTS of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

FLOATING AND VARIABLE RATE INSTRUMENTS are securities with floating or variable rates of interest or dividend payments.

FOREIGN DEBT SECURITIES are issued by foreign corporations and governments. They may include the following:
- Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.
- Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.
- Securities denominated in currencies other than U.S. dollars.

FOREIGN SECURITIES include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated or (iv) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of DEPOSITARY RECEIPTS.

FORWARD CURRENCY TRANSACTIONS involve agreements to exchange one currency for another at a future date.

FUTURES are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. OPTIONS ON FUTURES give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES are MORTGAGE-BACKED SECURITIES that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed certificates.

GROWTH INVESTING involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

HIGH YIELD SECURITIES are debt securities, preferred stock, convertible bonds and convertible preferred stock of corporations rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.

INVESTMENT-GRADE DEBT SECURITIES are rated Baa or better by Moody's and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

MONEY MARKET INSTRUMENTS are short-term DEBT SECURITIES of the U.S. government, banks and corporations. The Funds may invest in MONEY MARKET INSTRUMENTS through investments in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Asset Management, which charges no advisory fee for such services.

MORTGAGE-BACKED SECURITIES include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations which are DERIVATIVE SECURITIES that are fully collateralized by a portfolio of mortgages.

MORTGAGE DOLLAR ROLLS are transactions involving the sale of a MORTGAGE-BACKED SECURITY with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

MUNICIPAL OBLIGATIONS are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. They include: (i) MUNICIPAL LEASES, which pay interest that is exempt from both regular federal income taxes and federal alternative minimum taxes; (ii) participation interests in MUNICIPAL OBLIGATIONS, which are proportionate, undivided interests in MUNICIPAL OBLIGATIONS; (iii) MUNICIPAL OBLIGATION components, which are MUNICIPAL OBLIGATIONS that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); and (iv) CUSTODIAL RECEIPTS ON MUNICIPAL OBLIGATIONS, which evidence ownership of future interest payments, principal payments, or both, on certain MUNICIPAL OBLIGATIONS.

PREFERRED SECURITIES are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

PURCHASING AND WRITING OPTIONS are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a "call") or sell (i.e., a "put") securities or other interests for a predetermined price on or before a fixed date. An OPTION ON A SECURITIES INDEX represents the option holder's right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An OPTION ON A FOREIGN CURRENCY represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

REPURCHASE AGREEMENTS (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.

RESTRICTED SECURITIES (which include Rule 144A Securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. ILLIQUID SECURITIES may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

REVERSE REPURCHASE AGREEMENTS involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stock-holder to retain the same ownership percentage after the new stock offering.

RULE 144A SECURITIES are RESTRICTED SECURITIES that may be sold to certain institutional purchasers under Rule 144A.

SHORT SALES AGAINST THE BOX involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

STRUCTURED AND INDEXED SECURITIES are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

VALUE INVESTING involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than those of growth stocks.

VARIABLE RATE SECURITIES which include floating and variable rate instruments, carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

VARIOUS INVESTMENT TECHNIQUES are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve DERIVATIVE SECURITIES and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to DERIVATIVE SECURITIES RISK.

WARRANTS are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

WEIGHTED AVERAGE MATURITY represents the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond normal settlement date.

ZERO COUPON OBLIGATIONS pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

MORE ON INVESTMENT STRATEGIES

In addition to each Fund's principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds' Statement of Additional Information (SAI).

HOLDING CASH AND TEMPORARY DEFENSIVE POSITIONS: Under normal circumstances, each Fund may hold CASH and/or MONEY MARKET INSTRUMENTS (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold CASH AND CASH EQUIVALENTS and/or invest in MONEY MARKET INSTRUMENTS, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. Each Fund may invest in MONEY MARKET INSTRUMENTS directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund. To the extent that a Fund holds CASH or invests in MONEY MARKET INSTRUMENTS, it may not achieve its investment objective.

The following tables summarize some of the investment techniques that may be employed by each Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of each Fund's assets that may be invested in accordance with the indicated technique.

                                                                             SMALL-CAP VALUE           STRATEGIC INVESTMENT
 INVESTMENT TECHNIQUE                                                           EQUITY FUND                   FUND
----------------------------------------------------------------------------------------------------------------------------
 Borrowing                                                                        33 1/3%                  33 1/3%

 Repurchase Agreements                                                            Yes                      Yes

 Reverse Repurchase Agreements                                                    Yes                      Yes

 Restricted and Illiquid Securities                                               Yes                      Yes

 Structured and Indexed Securities                                                No                       Yes

 Purchasing and Writing Securities Options                                        Yes                      Yes

 Purchasing and Writing Securities Index Options                                  Yes                      Yes

 Futures and Options on Futures                                                   No                       Yes

 Forward Currency Transactions                                                    No                       Yes

 Options on Foreign Currencies                                                    No                       Yes

 Maximum Investment in Debt Securities                                            20%                      100% (Maximum
                                                                                                           of 25% in BBB by
                                                                                                           S&P or Baa
                                                                                                           by Moody's
                                                                                                           or equivalent)

 Maximum Investment in Below-Investment Grade Debt Securities                     10%                      10% in BB or B
                                                                                                           by S&P or Ba or B
                                                                                                           by Moody's or
                                                                                                           equivalent

 Maximum Investment in Foreign Securities                                         10%*                     30%*

 When-Issued and Delayed Delivery Securities                                      Yes                      Yes

 Lending Portfolio Securities                                                     Yes                      Yes

 Rule 144A Securities                                                             Yes                      Yes

 Debt Obligations of Supranational Agencies                                       Yes                      Yes

 Depositary Receipts                                                              Yes                      Yes

 Securities of Other Investment Funds                                             Yes                      Yes

 Municipal Leases                                                                 No                       Yes

 Floating and Variable Rate Instruments                                           No**                     Yes

 Participation Interests in Municipal Obligations                                 No                       Yes

 Zero Coupon Obligations                                                          No                       Yes

 Municipal Obligations Components                                                 No                       Yes

 Custodial Receipts on Municipal Obligations                                      No                       Yes

 Mortgage Related Securities, including CMOs                                      Yes                      Yes

 Government Stripped Mortgage Related Securities                                  No                       Yes

 Asset Backed Securities and Receivable-Backed Securities                         No                       Yes

 Mortgage Dollar Rolls                                                            No                       Yes

 Short Sales Against the Box                                                      Yes                      No

* This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

** This limitation excludes commercial paper and notes with variable and floating rates of interest.

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
                                       14

MORE ON RISKS

Like all mutual funds, investing in the Funds involves risk factors and special considerations. Each Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in shares of a Fund should not be considered a complete investment program. The share value of each Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the Statement of Additional Information, which is incorporated by reference into this Prospectus.

ASSET-BACKED SECURITIES RISK: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because ASSET-BACKED SECURITIES often are secured by the loans underlying the securities, a Fund may lose money if there are defaults in the loans underlying the securities.

CREDIT RISK: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some INVESTMENT GRADE DEBT SECURITIES may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

DERIVATIVE SECURITIES RISK: A Fund's use of VARIOUS INVESTMENT TECHNIQUES to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values may involve DERIVATIVE SECURITIES and contracts. DERIVATIVE SECURITIES and contracts (securities and contracts whose values are based on other securities, currencies or indices) include option contracts (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, currency and interest rate swap contracts and structured securities.

DERIVATIVE SECURITIES and contracts may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security or contract to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised. A Fund is not obligated to pursue any hedging strategy. In addition, hedging techniques may not be available, may be too costly to be used effectively or may be unable to be used for other reasons. These investments may be considered speculative.

FOREIGN EXPOSURE RISK: Investing in foreign securities, including DEPOSITARY RECEIPTS, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:
- CURRENCY RISK: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including DEPOSITARY RECEIPTS, also are subject to currency risk based on their related investments.
- POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's
- REGULATORY RISK: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

HIGH YIELD SECURITIES RISK: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment.

Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

ILLIQUID SECURITIES RISK: Illiquid securities may be difficult to resell at approximately the price they were valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.

INITIAL PUBLIC OFFERINGS RISK: Certain Funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INTEREST RATE RISK: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

PREPAYMENT RISK: Prices and yields of MORTGAGE-BACKED SECURITIES assume the securities will be redeemed at a given time. When interest rates decline, MORTGAGE-BACKED SECURITIES experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid MORTGAGE-BACKED SECURITIES at lower rates, which results in a lower return for the Fund. When interest rates increase, MORTGAGE-BACKED SECURITIES experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK: A Fund entering into a REPURCHASE AGREEMENT may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A REVERSE REPURCHASE AGREEMENT involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.

RESTRICTED SECURITIES RISK: RESTRICTED SECURITIES (including RULE 144A SECURITIES) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling RESTRICTED SECURITIES in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

STOCK MARKET RISK: Stock market risk is the risk that the value of EQUITY SECURITIES may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value, even during periods when EQUITY SECURITIES in general are rising, or may not perform as well as the market in general. Additional stock market risks may be introduced when a particular EQUITY SECURITY is traded on a foreign market. For more detail on the related risks involved in foreign markets, see FOREIGN EXPOSURE RISK.

STYLE RISK: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.
- GROWTH INVESTING RISK: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.
- VALUE INVESTING RISK: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.
- SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and their stock prices could decline significantly.

OTHER RISK CONSIDERATIONS

INSTITUTIONAL INVESTOR RISK: Investors may be materially affected by the actions of other large institutional investors. For example, if a large institutional investor withdraws an investment in a Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated (GE Asset Management), located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2001, GE Asset Management oversaw $112.2 billion and managed individual and institutional assets of $75.6 billion, of which more than $16.2 billion was invested in mutual funds.

For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds - to be followed years later by the GE Savings and Security Program Funds. The success of these funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a combined fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee for each Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or "breakpoint." The advisory and administration fee or fees for each Fund, and the relevant breakpoints, are stated in the schedule opposite (fees are expressed as an annual rate) up to the maximum annual fee for investment management services.

For their services, GE Asset Management pays, out of the advisory fee that it receives, to Palisade Capital Management, L.L.C. (Palisade), as subadviser to the Small-Cap Value Equity Fund, monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Small-Cap Value Equity Fund that Palisade manages.

INVESTMENT MANAGEMENT AND ADMINISTRATION FEES:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly at the following rates:

                                                                                    ANNUAL RATE
NAME OF FUND                       AVERAGE DAILY NET ASSETS OF FUND                 PERCENTAGE
--------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                  First $25 million                          0.70%
                                             Next $25 million                           0.65%
                                             Over $50 million                           0.60%

Strategic Investment Fund                    First $25 million                          0.45%
                                             Next $25 million                           0.40%
                                             Over $50 million                           0.35%

From time to time, GE Asset Management may waive or reimburse advisory or administrative fees paid by each Fund.

ABOUT THE STRATEGIC INVESTMENT FUND'S PORTFOLIO MANAGERS

DAVID B. CARLSON is a Senior Vice President of GE Asset Management. He manages equity investments for the STRATEGIC INVESTMENT FUND. He has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

ROBERT A. MACDOUGALL is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall also manages fixed income investments for the STRATEGIC INVESTMENT FUND. He has served in this capacity since the Fund's commencement. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became a Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.

RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman manages the foreign investments for the STRATEGIC INVESTMENT FUND. He has served in this capacity since the Fund's commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

ABOUT THE INVESTMENT ADVISER

ABOUT THE SUB-ADVISERS

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management's wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-adviser to conduct the investment programs for the following Fund.

SMALL-CAP VALUE EQUITY FUND
Palisade Capital Management, L.L.C. (Palisade)
One Bridge Plaza
Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.2 billion as of December 31, 2001. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Value Equity Fund since its inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

HOW TO INVEST

Each Fund offers two classes of shares -- Service Class and Investment Class. The GE Savings and Security Program ("S&SP") Small-Cap Value Equity and Strategic Investment investment options invest in Investment Class shares of the Small-Cap Value Equity Fund and Strategic Investment Fund of the GE Institutional Funds. The S&SP purchases and redeems Investment Class shares of each Fund for its respective investment options at net asset value without sales or redemption charges.

Plan participants should consult the Summary Plan Description and other materials describing S&SP for information about how to invest in the S&SP's Small-Cap Value Equity and Strategic Investment investment options.

SPECIAL COMPENSATION ARRANGEMENTS

GE Asset Management or its affiliates may pay, out of its own resources, financial services firms that sell Investment Class shares or provide shareholder services.

DIVIDENDS, CAPITAL GAINS AND OTHER TAX INFORMATION

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund typically pays dividends from net investment income and from net capital gains once each year. Dividends and capital gain distributions made by each Fund to the S&SP will be automatically reinvested in Investment Class shares of each respective Fund at each respective Fund's net asset value. There are no fees or charges to reinvest dividends.

Each Fund is subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, each Fund may pay dividends from net investment income and net capital gains more frequently.

TAXES

For federal income tax purposes, each Fund is treated as a separate entity from other funds of GE Institutional Funds. Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, each Fund is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the S&SP and other shareholders.

Since the S&SP holds shares of each Fund on behalf of Plan participants, no discussion is included herein as to the federal income tax consequences to the Plan or Plan participants. For information concerning the federal tax consequences to Plan participants, consult the Summary Plan Description and other materials describing S&SP tax matters.

CALCULATING SHARE VALUE

Fund shares are sold at net asset value (NAV). The NAV of each share class is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per Investment Class share of each Fund is determined by adding the value of each Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Short-term securities held by a Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost. A Fund's written or purchased options are valued at the last sales price of the day. If no sales occurred, the options are valued at the last traded bid price. A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of the security's primary market, the security may be valued using procedures approved by the Fund's board of trustees that they believe accurately reflects "fair value." A security's value may differ depending on the valuation procedure used to determine its value.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund's Investment Class shares financial performance for the fiscal years ended September 30, unless otherwise noted. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Fund's Annual Report, which is available upon request.

SMALL-CAP VALUE EQUITY FUND

YEARS ENDED SEPTEMBER 30                                              9/30/01          9/30/00          9/30/99           9/30/98*
INCEPTION DATE                                                             --               --               --            8/3/98
Net Asset Value, Beginning of Period                                   $12.63           $10.12            $8.91            $10.00
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                                          0.09             0.03             0.01              0.02
   Net Gains (Losses) on Investments (both realized and unrealized)      0.50             2.80             1.23             (1.11)
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                           0.59             2.83             1.24             (1.09)
LESS DISTRIBUTIONS:
   Dividends (from net investment income)                                0.02             0.02             0.03                --
   Distributions (from capital gains)                                    1.00             0.30               --                --
Total Distributions                                                      1.02             0.32             0.03                --
Net Asset Value, End of Period                                         $12.20           $12.63           $10.12             $8.91
TOTAL RETURN (a)                                                         5.16%           28.51%           13.98%           (10.90)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                           $19,932          $19,103          $10,287            $9,056
   Ratio of Net Investment Income (Loss) to Average Net Assets**         0.75%            0.30%            0.13%             1.68%
   Ratio of Net Expenses to Average Net Assets**                         0.70%            0.70%            0.70%             0.70%
   Portfolio Turnover Rate                                                151%             231%             216%               19%

STRATEGIC INVESTMENT FUND

YEARS ENDED SEPTEMBER 30                                                 9/30/01           9/30/00***
INCEPTION DATE                                                                --          10/29/99
Net Asset Value, Beginning of Period                                      $10.97            $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                                             0.28              0.25
   Net Gains (Losses) on Investments (both realized and unrealized)        (1.13)             0.77
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                             (0.85)             1.02
LESS DISTRIBUTIONS:
   Dividends (from net investment income)                                   0.30              0.05
   Distributions (from capital gains)                                       0.48                --
TOTAL DISTRIBUTIONS                                                         0.78              0.05
NET ASSET VALUE, END OF PERIOD                                             $9.34            $10.97
TOTAL RETURN (a)                                                           (8.43)%           10.24%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in thousands)                               $6,097            $7,644
   Ratio of Net Investment Income (Loss) to Average Net Assets**            2.48%             2.56%
   Ratio of Net Expenses to Average Net Assets**                            0.45%             0.45%
   Portfolio Turnover Rate                                                    31%               65%

NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

*    INFORMATION IS FOR THE PERIOD FROM INCEPTION DATE THROUGH
     SEPTEMBER 30, 1998.

**   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

***  INFORMATION IS FOR THE PERIOD FROM INCEPTION DATE THROUGH
     SEPTEMBER 30, 2000.

IF YOU WISH TO KNOW MORE

YOU WILL FIND ADDITIONAL INFORMATION ABOUT THE GE INSTITUTIONAL FUNDS IN THE FOLLOWING DOCUMENTS:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS: These reports detail the Funds' actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds' last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Institutional Funds. Also, you can obtain copies of this information, after paying a duplication fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.


GE INSTITUTIONAL FUNDS

YOU MAY OBTAIN A FREE COPY OF THE SAI OR THE FUNDS' ANNUAL/SEMI-ANNUAL REPORT AND MAKE SHAREHOLDER INQUIRIES BY CONTACTING:

GE Investment Distributors, Inc.
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904

TELEPHONE 1-800-493-3042

WEBSITE http://www.geassetmanagement.com


INVESTMENT ADVISER

GE Asset Management Incorporated
P.O. Box 7900
3003 Summer Street
Stamford, CT 06904


TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101


DISTRIBUTOR

GE Investment Distributors, Inc.
Member NASD/SIPC


                 Investment Company Act file number: 811-08257

GE-INSTPRO-1